UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 27, 2009

                         Total Nutraceutical Solutions
               ---------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52864             26-0561199
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          2811 Reidville Road, Suite 23, Spartanburg, SC      29301
          ----------------------------------------------   -----------
            (Address of Principal Executive Offices)       (Zip Code)

                             (864) 316-2909
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of
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[_]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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Item 5.06   Change in Shell Company Status

Total Nutraceutical Solutions ceased to be shell company on March 27, 2009. As a result of obtaining more than $680,000 in outside funding to move our business plan forward, and our agreement with Hokto Kinoko to utilize mushroom spent substrate, we believe that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Total Nutraceutical Solutions
                               -----------------------------
                                        Registrant

                                By: /s/ Frank Arnone
                                ----------------------------
                                Name:   Frank Arnone
                                Title:  President/Director


Dated:  March 27, 2009
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